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                                                                   Exhibit 23.1

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 26, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-28529) and related Prospectuses of Advanced Lighting Technologies, Inc. for the registration of 3,450,000 shares of its common stock.


                                        ERNST & YOUNG LLP



Cleveland, Ohio
June 9, 1997